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DIRECTORS                                               OFFICERS
Barton M. Biggs                                         Stefanie V. Chang
CHAIRMAN OF THE BOARD                                   VICE PRESIDENT
Chairman and Director, Morgan Stanley Asset Management  Harold J. Schaaff, Jr.
Inc. and Morgan Stanley                                 VICE PRESIDENT
Asset Management Limited; Managing                      Joseph P. Stadler
Director, Morgan Stanley & Co. Incorporated             VICE PRESIDENT
Michael F. Klein                                        Valerie Y. Lewis
DIRECTOR AND PRESIDENT                                  SECRETARY
Principal, Morgan Stanley Asset Management Inc. and     Karl O. Hartmann
Morgan Stanley & Co. Incorporated                       ASSISTANT SECRETARY
John D. Barrett II                                      Joanna M. Haigney
Chairman and Director,                                  TREASURER
Barrett Associates, Inc.                                Belinda A. Brady
Gerard E. Jones                                         ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
River Road Partners
Samuel T. Reeves
Chairman of the Board and Chief
Executive Officer,
Pinacle L.L.C.
Fergus Reid
Chairman and Chief Executive Officer, LumeLite
Plastics Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

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INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
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DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
           ---------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
           ---------------------------------------------------------
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

           ---------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                             FIXED INCOME PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1998

LETTER TO SHAREHOLDERS
-------

PERFORMANCE COMPARED TO THE LEHMAN AGGREGATE BOND INDEX(1)
----------------------------------------------------

                                              TOTAL RETURNS(2)
                              ------------------------------------------------
                                                                     AVERAGE
                                                        AVERAGE      ANNUAL
                                                        ANNUAL        SINCE
                                  YTD      ONE YEAR   FIVE YEARS    INCEPTION
                                 -----     ---------  -----------  -----------
PORTFOLIO--CLASS A..........        7.80%      10.75%       7.23%        8.73%
PORTFOLIO--CLASS B..........        7.60       10.49         N/A         7.81
INDEX--CLASS A..............        8.32       11.51        7.21         8.80
INDEX--CLASS B..............        8.32       11.51         N/A         7.87

1. The Lehman Aggregate Bond Index is an unmanaged index comprised of the Government/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Fixed Income Portfolio invests primarily in a diversified portfolio of U.S. Government securities, corporate bonds (including competitively priced Eurodollar bonds), mortgage-backed securities and other fixed income securities. Targeted rates of return for the Portfolio are based on current and projected market and economic conditions and on a conservative investment management approach.

For the nine months ended September 30, 1998, the Portfolio had a total return of 7.80% for the Class A shares and 7.60% for the Class B shares compared to a total return of 8.32% for the Lehman Aggregate Bond Index (the "Index"). For the one year ended September 30, 1998, the Portfolio had a total return of 10.75% for the Class A shares and 10.49% for the Class B shares compared to 11.51% for the Index. For the five-year period ended September 30, 1998, the average annual total return of Class A was 7.23% compared to 7.21% for the Index. From inception on May 15, 1991 through September 30, 1998, the average annual total return of Class A was 8.73% compared to 8.80% for the Index. From inception on January 2, 1996 through September 30, 1998, the average annual total return of Class B was 7.81% compared to 7.87% for the Index. As of September 30, 1998, the Portfolio had an SEC 30-day yield of 5.41% for the Class A shares and 5.26% for the Class B shares.

For bond investors, the third quarter of 1998 will surely rank as one of the most turbulent periods in memory. An extraordinary confluence of global financial and economic developments conspired to create a "flight-to-quality," producing a powerful, historic rally in U.S. Treasury securities that pushed yields on longer term government issues to record lows. By the end of the quarter, for example, the 30-year Treasury bond was yielding just 4.98%, which represents the lowest yield on the bellwether security since 1967.

Financial markets were primarily driven by concerns that the contagion arising from the Asian economic crisis was spreading to other countries, most notably Russia, which devalued its currency and declared a debt moratorium in August. At the same time, Japan, the world's second largest economy, remained mired in a deep recession with little hope of a quick recovery. Compounding matters was the near-collapse of Long Term Capital Management, a well-known hedge fund, which increased fears of further instability throughout the financial system. With investors either less able or less willing to bear risk at a time of global economic uncertainty, the yield spreads on corporate bonds and other non-Treasury securities widened significantly. In response to the increasing weakness in foreign economies, as well as the potential threats posed to the U.S. economy, the Federal Reserve eased monetary policy via a 1/4 percent reduction in the targeted Federal Funds Rate at the end of the quarter.

The current global situation is a growing source of concern. We believe that the probability of a domestic recession has increased somewhat over the last month. While demand for U.S. exports should suffer as a result of current global economic difficulties, we still anticipate real GDP growth at or near an annual rate of 2% in the second half of this year, and between zero and 2% in 1999. There do not appear to be enough domestic imbalances to touch off an outright recession, and lower interest rates will sustain demand, especially housing and consumer durables. It is important to recognize that while the Fed can and will continue to reduce short-term interest rates as needed to sustain the domestic economy, the central bank is unable to offer liquidity on a global scale without the cooperation of other major central banks around the world.

THIRD QUARTER STRATEGY

We began the third quarter with the duration of the Portfolio about half a year longer than the benchmark. In late July we further increased our durations, taking us at quarter end to almost a year above the Index. We added duration by buying long-dated U.S. Treasury securities. Throughout the quarter we had a heavier than Index exposure to the long end of the market.

Corporate yield spreads continued to widen dramatically during the quarter. As an example, the long corporate component of the Index returned only 3.04% during last quarter, while the long Treasury component had a return of 7.89%. In many cases yield spreads have exceeded levels seen during the 1990-1991 recession. During that period, corporate default rates were very high (over 4% on an annual basis), corporate interest payments were over 50% of corporate profits, and there was great concern about the viability of many financial institutions. In contrast, default rates are currently quite low, corporate interest payments are less than 20% of corporate profits, and the U.S. banking system is in far better condition than it was during the last economic downturn.

FOURTH QUARTER OUTLOOK

Even though we reduced our corporate and mortgage exposures in the Portfolio, widening spreads hurt our performance more than the extra duration helped. Fears of increased prepayments knocked the mortgage market into a tailspin, not sparing even the most straightforward discount government guaranteed issues. Dealers have stepped back from the market, reducing their positions and, by and large, de-leveraging as much as they could. Some of them were no strangers to the type of arbitrage practiced by Long Term Capital Management, though not with as much leverage. With time, liquidity will come back and spreads should narrow, especially for the types of high quality securities we hold in the Portfolio. However, how soon the market rights itself is hard to say, and in our opinion the best strategy is to stay with the highest rated issues that should come back first.

Finally, as long as we think that the threat of some form of a deflationary cycle is real, we will maintain a longer-than-market duration with a heavy weighting of non-callable U.S. government securities to help protect your assets.

Warren Ackerman, III
PORTFOLIO MANAGER

October 1998

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1998

    FACE
   AMOUNT                                                           VALUE
    (000)                                                           (000)
-------------                                                      --------
FIXED INCOME SECURITIES (95.5%)
  U.S. GOVERNMENT AND AGENCY OBLIGATIONS (55.8%)
    FEDERAL HOME LOAN MORTGAGE CORPORATION (0.0%)
$           7   13.00%, 9/01/10                                    $      8
                                                                   --------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (15.7%)
        3,253   6.00%, 9/01/10                                        3,289
        4,564   6.00%, 2/01/11                                        4,611
        2,913   8.00%, 2/01/12                                        2,999
        7,234   6.00%, 4/01/13                                        7,308
       17,523   6.00%, 4/01/28                                       17,501
                                                                   --------
                                                                     35,708
                                                                   --------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (4.9%)
        5,927   7.50%, 8/15/26                                        6,143
        5,019   6.00%, 8/15/28                                        5,041
                                                                   --------
                                                                     11,184
                                                                   --------
    U.S. TREASURY BONDS (16.0%)
       25,000   8.75%, 5/15/20                                       36,434
                                                                   --------
    U.S. TREASURY NOTES (19.2%)
        5,000   6.375%, 9/30/01                                       5,275
        8,000   6.00%, 7/31/02                                        8,458
        5,000   7.25%, 8/15/04                                        5,729
        8,000   6.50%, 8/15/05                                        8,992
       15,429   3.375%, 1/15/07 (Inflation Indexed)                  15,198
                                                                   --------
                                                                     43,652
                                                                   --------
  TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS                      126,986
                                                                   --------
  CORPORATE BONDS AND NOTES (26.2%)
    CONSUMER STAPLES (1.1%)
        2,500   Philip Morris Cos., Inc., (Floating Rate), 6.15%,
                 3/15/00                                              2,519
                                                                   --------
    ELECTRONICS (1.4%)
        3,000   Sony Corp., 6.125%, 3/04/03                           3,086
                                                                   --------
    FINANCE (17.8%)
    (e) 2,000   American General Institutional Capital, Series A,
                 7.57%, 12/01/45                                      2,151
        2,000   BT Capital Trust, Series B1, 7.90%, 1/15/27           1,848
        2,250   Cincinnati Financial Corp., 6.90%, 5/15/28            2,346
        3,000   CNA Financial Corp., 6.50%, 4/15/05                   3,080

    FACE
   AMOUNT                                                           VALUE
    (000)                                                           (000)
-------------                                                      --------
$       2,000   Donaldson, Lufkin & Jenrette, Inc., 6.90%,
                 10/01/07                                          $  2,060
    (e) 2,500   Farmers Exchange Capital, 7.05%, 7/15/28              2,525
    (e) 2,000   First Chicago Corp., 7.75%, 12/01/26                  2,114
        2,000   Ford Motor Credit Co., 6.125%, 4/28/03                2,072
        2,500   General Motors Acceptance Corp., 7.375%, 6/22/00      2,596
    (e) 3,000   Goldman Sachs Group, 6.25%, 2/01/03                   3,123
    (e) 1,250   Hutchison Whampoa Ltd., Class B, 7.45%, 8/01/17         911
        1,300   Lehman Brothers Holdings, Inc., 7.375%, 5/15/04       1,312
    (e) 3,000   Liberty Mutual Insurance Co., 8.20%, 5/04/2097        3,510
    (e) 1,500   Lumbermens Mutual Casualty Co., 8.45%, 12/01/69       1,590
        3,000   Merrill Lynch & Co., 6.00%, 2/12/03                   3,055
    (e) 2,500   Prudential Insurance Co., 6.375%, 7/23/06             2,591
        2,000   Salomon, Inc., 7.30%, 5/15/02                         2,114
        1,500   Simon Debartolo Group, MTN, 7.125%, 9/20/07           1,545
                                                                   --------
                                                                     40,543
                                                                   --------
    HEALTH CARE SUPPLIES & SERVICES (0.7%)
        1,500   Columbia/HCA Healthcare, MTN, 8.85%, 1/01/07          1,631
                                                                   --------
    INDUSTRIAL (0.9%)
        2,000   Ford Motor Co., 6.625%, 2/15/28                       2,025
                                                                   --------
    TELECOMMUNICATIONS (1.4%)
        3,000   Worldcom, Inc., 6.40%, 8/15/05                        3,166
                                                                   --------
    UTILITIES (2.9%)
        2,500   Endesa-Chile, (Yankee Bond), 7.75% 7/15/08            2,607
    (e) 1,976   Oil Enterprises Ltd., 6.239%, 6/30/08                 2,011
        2,000   Telefonica de Argentina, (Yankee Bond), 11.875%,
                 11/01/04                                             1,970
                                                                   --------
                                                                      6,588
                                                                   --------
  TOTAL CORPORATE BONDS AND NOTES                                    59,558
                                                                   --------
  ASSET BACKED SECURITIES (6.9%)
        3,000   Aesop Funding II LLC, Series 97-1, Class A1,
                 6.22%, 10/20/01                                      3,054

    FACE
   AMOUNT                                                           VALUE
    (000)                                                           (000)
-------------                                                      --------

  ASSET BACKED SECURITIES (CONTINUED)

$       1,500   First Plus Home Loan Trust, Series 97-4, Class
                 A4, 6.57%, 4/10/13                                $  1,525
        5,000   Ford Credit Auto Owner Trust, Series 98-B, Class
                 A3, 5.85%, 10/15/01                                  5,056
        2,332   Mid-State Trust, Series IV A, 8.33%, 4/01/30          2,605
        3,250   Team Fleet Financing Corp., Series 97-1A, 7.35%,
                 5/15/03                                              3,434
                                                                   --------
  TOTAL ASSET BACKED SECURITIES                                      15,674
                                                                   --------
  COMMERCIAL MORTGAGE BACKED (6.6%)
          685   Chase Commercial Mortgage Securities Corp.,
                 Series 97-2, Class A1, 6.45%, 12/19/04                 704
        3,213   First Union-Lehman Brothers Commercial Mortgage,
                 Series 97-C2, Class A1, 6.479%, 3/18/04              3,307
        4,065   Lehman Brothers Large Loan, Series 97-LLI A1,
                 6.79%, 10/12/34                                      4,263
        2,915   Merrill Lynch Mortgage Investors, Inc., Series
                 98-C2, Class A1, 6.22%, 2/15/30                      2,921
          792   Resolution Trust Corp., Series 91-M5, Class A,
                 9.00%, 3/25/17                                         788
    (e) 2,947   World Financial Properties, Series 96WFP-B,
                 6.91%, 9/01/13                                       3,103
                                                                   --------
  TOTAL COMMERCIAL MORTGAGE BACKED                                   15,086
                                                                   --------
  U.S. GOVERNMENT OBLIGATIONS (0.0%)
            3   Federal National Mortgage Association, REMIC,
                 Series 92-59, Class F, (Floating Rate), 5.787%,
                 8/25/06                                                  3
                                                                   --------
TOTAL FIXED INCOME SECURITIES (Cost $210,355)                       217,307
                                                                   --------

                                                                    VALUE
                                                                    (000)
                                                                   --------

TOTAL INVESTMENTS (95.5%) (Cost $210,355)                         $217,307
                                                                  --------
OTHER ASSETS AND LIABILITIES (4.5%)
  Other Assets                                                      27,846
  Liabilities                                                      (17,572)
                                                                  --------
                                                                    10,274
                                                                  --------
NET ASSETS (100%)                                                 $227,581
                                                                  --------
                                                                  --------

CLASS A:
--------
NET ASSETS                                                        $223,242
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 19,759,546 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)                                 $  11.30
                                                                  --------
                                                                  --------

CLASS B:
--------
NET ASSETS                                                        $  4,339
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 383,837 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)                                 $  11.30
                                                                  --------
                                                                  --------

------------------------------

(e) -- 144A Security -- certain conditions for public sale may exist.
Inflation Indexed -- Security includes principal adjustment feature in which par amount adjusts with the Consumer
  Price Index to insulate bonds from the effects of inflation. The face amount shown is that in effect on September 30, 1998.
Floating Rate -- Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 1998.
MTN  --  Medium Term Note
REMIC -- Real Estate Mortgage Investment Conduit